Exhibit 99.1

Benson Hill Makes Strategic Acquisition to Accelerate Go-to-Market Strategy for
Plant-Based Protein Ingredients

Food-grade soy ingredients operation immediately unlocks opportunities for proprietary soybean portfolio in a significantly undersupplied market
Management will host a conference call at 2:00 pm ET today to provide further insights
ST. LOUIS, MO – January 4, 2022 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants with its cutting-edge food innovation engine, today announced the acquisition of ZFS Creston, LLC, an established food grade white flake and soy flour manufacturing operation in southwest Iowa for approximately $102 million primarily financed through a new debt facility. The investment fulfills a final step in Benson Hill’s ability to convert its proprietary soybeans into value-added soy protein ingredients for the underserved human and pet food categories.

“The acquisition of ZFS Creston, combined with our proprietary Ultra-High Protein soybean varieties, positions Benson Hill to deliver a portfolio of improved ingredients as an innovative unlock to bottlenecks in the rapidly growing but capacity-constrained plant-based movement,” said Matt Crisp, Chief Executive Officer of Benson Hill. “This acquisition advances our integrated business model as a more efficient route to market with a smaller footprint that better aligns with consumer preferences, enabling us to harness the genetic potential of plants and help scale the growth of plant-based markets.”

The exploding demand for soy-based protein ingredients is outpacing supply, suggesting the need to build additional concentrate and isolate processing facilities. This traditional approach would take massive investment, years to build and perpetuate a commodity-based, asset-heavy, siloed approach to food production. Benson Hill’s technology and integrated approach increases protein expression in the soybean plant itself, so that the need for additional processing is reduced. Capacity and capabilities acquired through ZFS Creston will enable the Company to immediately deliver a portfolio of better-from-the-beginning non-GMO ingredients that are less processed, more sustainable, identity-preserved, traceable and domestically sourced.

Acquisition Summary
The Creston operation is equipped to produce soy meal and oil, as well as food-grade soy white flake, flour, and grits, which can be marketed as ingredients or used as raw material for further production of concentrates, isolates and textured protein products. Acquiring the soy white flake capacity of Creston in lieu of building the capacity through capex investment positions the Company to immediately offer more sustainable ingredients within the broad human food market, which includes plant-based meat, meat extension, bakery, cereal and snack, fermentation and the pet food market. Further, Benson Hill’s identity preservation program leverages deep farmer relationships to provide traceable and more sustainable ingredients for both existing and new customers. The Creston, Iowa facility is also geographically complementary to Benson Hill’s soy crushing facility acquired last year in Seymour, Indiana.
“The Creston operation is expected to accelerate commercialization through the immediate ability to produce our ingredient portfolio,” said Bruce Bennett, President, Ingredients at Benson Hill. “The investment also enables deeper insight to customer preferences as we deliver much-needed innovation in other high-value food ingredients in the future. ZFS Creston is an established protein supplier with a respected and knowledgeable team on-site. We’re thrilled to welcome them to Benson Hill.”

“The ZFS Creston team has done a terrific job optimizing the facility and working with customers, suppliers and the Creston, Iowa community to create a successful, value-added food ingredient business,” said Eric Meeuwsen, ZFS Creston Co-President and Chief Operations Officer. “We are grateful for the hard work of everyone at ZFS Creston. We are confident Benson Hill will provide excellent opportunities for employees, local farmers and the community through the commercialization of their innovative, higher nutrition, soy-based food ingredients.”

Financing
In connection with the transaction, Benson Hill secured a $100 million committed debt facility, with the potential to access an incremental $20 million. The financing was led by Avenue Capital Group, which includes the Avenue Sustainable Solutions Fund, Avenue Venture Opportunities Fund, and other Avenue Global Funds. The Company used $80 million of this new facility to finance the purchase price of the Creston acquisition with the remaining amount of the purchase price sourced from cash on hand and approximately $5 million of seller financing. Additional details can be found in the SEC filing made this morning.

“Benson Hill offers game-changing agriculture and food science solutions using advanced data analytics that will be the future of the industry as the world continues to search for better for you plant-based protein products,” said Tony Pandjiris, Senior Portfolio Manager of Avenue Venture Funds. “Benson Hill is a leader making a meaningful impact on the health of people and our planet, and this partnership aligns perfectly with the sustainability focus of our investment strategy,” said John Larkin, Head of Impact Investments at Avenue Capital Group.

The Creston soy processing facility and food ingredients business is expected to contribute positive Adjusted EBITDA, a non-GAAP measure, and will increase Benson Hill’s Ingredients segment revenue. Over time, a growing proportion of the revenues generated at the Creston facility will come from the processing and sale of Benson Hill’s proprietary soy ingredients in combination with continuing a portion of Creston’s existing revenue sources.

Webcast
A webcast of the conference call will begin at 2:00 pm ET today. The link to participate is available here.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

About Avenue Capital Group
The Avenue Venture Opportunities Fund seeks to provide creative financing solutions to high-growth, venture capital-backed technology and life science companies. The Avenue Sustainable Solutions Fund seeks high-growth companies that can demonstrate a measurable, positive environmental outcome alongside competitive financial returns. The Avenue Global Funds seek to invest across a range of opportunistic credit and special situations lending in North America, Europe and Asia. For additional information on Avenue Capital Group, which is a global investment firm with assets estimated to be approximately $11.9 billion as of November 30, 2021, please visit www.avenuecapital.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding our strategy and our plans for growth, statements regarding the expected future performance of our technology and integrated business model, statements regarding the anticipated benefits and capabilities of, and expected profitability (on an Adjusted EBITDA basis), and revenue production relating to, our newly acquired Creston facility, statements regarding the anticipated timing in which we will realize the benefits of this acquisition, statements regarding our new debt facility with Avenue Capital Group and the potential availability of an additional $20 million in term loans under that facility, statements regarding the anticipated benefits of our 2021 harvest of proprietary soybean varieties, and statements regarding expected synergies with our recently acquired Indiana-based soy crushing facility. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks associated with the integration and performance of the Company’s newly acquired Creston facility and the Company’s plans to process and sell its proprietary soybean varieties at that facility, our ability to satisfy covenants under our term loan, the risk that the incremental $20 million term loan will not be available to us, risks associated with our ability to leverage the geographic proximity of our facilities, risks associated with our ability to grow and manage growth profitably, our ability to execute our business plans, our transition to becoming a public company, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. We expressly disclaim any duty to update these forward-looking statements, except as otherwise required by law.

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Benson Hill
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